Exhibit 99.1

August 28, 2002

Via Electronic Submission

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:	Neoforma, Inc. (File No. 000-28715)
Certification of CEO and CFO Pursuant to 18 U.S.C. Section 1350

Ladies and Gentlemen:

Neoforma, Inc. has today transmitted for filing under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), its quarterly report on Form 10-Q/A for the quarterly period ended March 31, 2002 (the “Form 10-Q/A”). The following certifications are hereby made pursuant to Section 1350 of Chapter 63, Title 18 of the United States Code (and only insofar as required by such Section and not as part of the Form 10-Q/A or as part of any prospectus, proxy statement or other disclosure document into which the Form 10-Q/A may be incorporated by reference):

Certification

I, Robert J. Zollars, certify that, to the best of my knowledge based upon a review of the Form 10-Q/A, the Form 10-Q/A fully complies with the requirements of Section 13(a) of the Exchange Act and that information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of Neoforma, Inc. for the periods covered by the Form 10-Q/A.

Dated: August 28, 2002

By:	/s/ ROBERT J. ZOLLARS Robert J. Zollars Chief Executive Officer, Neoforma, Inc.

I, Andrew L. Guggenhime, certify that, to the best of my knowledge based upon a review of the Form 10-Q/A, the Form 10-Q/A fully complies with the requirements of Section 13(a) of the Exchange Act and that information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of Neoforma, Inc. for the periods covered by the Form 10-Q/A.

Dated: August 28, 2002

By:	/s/ ANDREW L. GUGGENHIME Andrew L. Guggenhime Chief Financial Officer, Neoforma, Inc.